UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 27, 2007

                                    CDEX INC.
             (Exact name of registrant as specified in its charter)

             Nevada                      000-49845              52-2336836
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

             4555 South Palo Verde, Suite 123
                      Tucson, Arizona                             85714
         (Address of principal executive offices)              (Zip Code)

                                 (520) 745-5172
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

        On July 27, 2007, CDEX Inc., a Nevada corporation (the "Company"), and Baxa Corporation, a Colorado corporation ("Baxa"), entered into a Second Amendment to the Reseller Agreement, which amended the Reseller Agreement previously entered into by the parties on November 7, 2005 (the "Second Amendment to Reseller Agreement").

        A redacted copy of the Second Amendment to Reseller Agreement is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

Exhibit
Number                 Title of Document                          Location
-------  --------------------------------------------------  -------------------

  99.1   Second Amendment to Reseller Agreement,              Attached
         dated July 27, 2007
-------  --------------------------------------------------  -------------------


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CDEX INC.


Date: July 27, 2007                 By  /s/ Malcolm H. Philips, Jr.
                                        ------------------------------------
                                        Malcolm H. Philips, Jr., President



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